                                                                   EXHIBIT 28.1

CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  30-JUN-99
MASTER SERVICING DIVISION

                                                                          93-2A              93-2B               93-2C
                                                                     ---------------    ---------------     ---------------
DEAL REFERENCE
BEGINNING SECURITY BALANCE                                           $ 28,180,736.33    $ 22,628,784.03     $ 75,457,510.73
  Loans Repurchased                                                                -                  -                   -
  Scheduled Principal Distribution                                         39,899.50          29,249.68          108,305.74
  Additional Principal Distribution                                         8,165.45           3,441.40           18,816.43
  Liquidations Distribution                                               513,596.23       1,336,910.89          670,081.17
  Accelerated Prepayments                                                          -                  -                   -
  Adjustments (Cash)                                                               -                  -                   -
  Adjustments (Non-Cash)                                                           -                  -                   -
  Losses/Foreclosures                                                              -                  -                   -
  Special Hazard Account                                                           -                  -                   -
                                                                     ---------------    ---------------     ---------------
                                Ending Security Balance              $ 27,619,075.15    $ 21,259,182.06     $ 74,660,307.39
                                                                     ===============    ===============     ===============

INTEREST DISTRIBUTION:

Due Certificate Holders                                              $    175,664.27    $    132,479.10     $    459,915.54
Compensating Interest                                                       1,021.44                  -            1,652.80

  Trustee Fee (Tx. Com. Bk.)                                                  317.03             282.86              943.22
  Pool Insurance Premium (PMI Mtg. Ins.)                                           -                  -                   -
  Pool Insurance (GE Mort. Ins.)                                            6,819.74           6,494.47                   -
  Pool Insurance (United Guaranty Ins.)                                            -                  -                   -
  Backup for Pool Insurance (Fin. Sec. Assur.)                                     -                  -                   -
  Special Hazard Insurance (Comm. and Ind.)                                 1,338.58             677.01                   -
  Bond Manager Fee (Capstead)                                                 446.19             377.15              943.22
  Excess Compensating Interest (Capstead)                                          -                  -                   -
  Administrative Fee (Capstead)                                               763.22              (0.05)           3,144.10
  Administrative Fee (Other)                                                       -                  -                   -
  Excess-Fees                                                                      -                  -                   -
  Special Hazard Insurance (Aetna Casualty)                                        -                  -                   -
  Other                                                                            -                  -                   -
                                                                     ---------------    ---------------     ---------------
                                             Total Fees                     9,684.76           7,831.44            5,030.54
                                                                     ---------------    ---------------     ---------------
 Servicing Fee                                                              8,997.81           7,071.56           19,489.86
 Interest on Accelerated Prepayments                                               -                  -                   -
                                                                     ---------------    ---------------     ---------------
                            Total Interest Distribution              $    195,368.28    $ 147,382.10 28     $    486,088.74
                                                                     ===============    ===============     ===============
LOAN COUNT                                                                       108                 85                 283
Weighted Average Pass-Through Rate                                           7.52368           7.047357            7.340316


                                                                           93-2D
                                                                      ---------------
DEAL REFERENCE
BEGINNING SECURITY BALANCE                                           $ 49,355,093.37
  Loans Repurchased                                                                -
  Scheduled Principal Distribution                                        370,484.40
  Additional Principal Distribution                                        31,943.52
  Liquidations Distribution                                                57,153.94
  Accelerated Prepayments                                                          -
  Adjustments (Cash)                                                               -
  Adjustments (Non-Cash)                                                           -
  Losses/Foreclosures                                                              -
  Special Hazard Account                                                           -
                                                                     ---------------
                                Ending Security Balance              $ 48,895,511.51
                                                                     ===============

INTEREST DISTRIBUTION:

Due Certificate Holders                                              $    278,570.20
Compensating Interest                                                         183.57

  Trustee Fee (Tx. Com. Bk.)                                                  616.94
  Pool Insurance Premium (PMI Mtg. Ins.)                                           -
  Pool Insurance (GE Mort. Ins.)                                            7,946.17
  Pool Insurance (United Guaranty Ins.)                                            -
  Backup for Pool Insurance (Fin. Sec. Assur.)                                     -
  Special Hazard Insurance (Comm. and Ind.)                                        -
  Bond Manager Fee (Capstead)                                                 719.76
  Excess Compensating Interest (Capstead)                                          -
  Administrative Fee (Capstead)                                             1,542.30
  Administrative Fee (Other)                                                       -
  Excess-Fees                                                                      -
  Special Hazard Insurance (Aetna Casualty)                                        -
  Other                                                                            -
                                                                     ---------------
                                             Total Fees                    10,825.17
                                                                     ---------------
 Servicing Fee                                                             13,534.62
 Interest on Accelerated Prepayments                                               -
                                                                     ---------------
                            Total Interest Distribution              $    303,113.56
                                                                     ===============
LOAN COUNT                                                                       228
Weighted Average Pass-Through Rate                                          6.777508

                                                                   EXHIBIT 28.1


CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  30-JUN-99
MASTER SERVICING DIVISION

DEAL REFERENCE                                                               93-2E.A             93-2E.B             93-2F
                                                                        ----------------   ---------------    ---------------
BEGINNING SECURITY BALANCE                                              $  33,742,454.61   $  83,917,597.56   $  30,516,281.38
  Loans Repurchased                                                                    -                  -                  -
  Scheduled Principal Distribution                                            242,741.91         113,583.23          42,526.89
  Additional Principal Distribution                                            17,159.52          19,541.20           7,347.51
  Liquidations Distribution                                                   430,315.60       1,837,099.64         547,295.98
  Accelerated Prepayments                                                              -                  -                  -
  Adjustments (Cash)                                                                   -                  -                  -
  Adjustments (Non-Cash)                                                               -                  -                  -
  Losses/Foreclosures                                                                  -                  -                  -
  Special Hazard Account                                                               -                  -                  -
                                                                        ----------------   ----------------   ----------------
                                Ending Security Balance                 $  33,052,237.58   $  81,947,373.49   $  29,919,111.00
                                                                        ================   ================   ================

INTEREST DISTRIBUTION:

Due Certificate Holders                                                 $     186,120.43   $     492,437.84   $     168,686.14
Compensating Interest                                                           1,291.38           4,777.82              --

  Trustee Fee (Tx. Com. Bk.)                                                      365.54             909.11             381.45
  Pool Insurance Premium (PMI Mtg. Ins.)                                        7,423.34          18,461.87           8,758.15
  Pool Insurance (GE Mort. Ins.)                                                       -                  -                  -
  Pool Insurance (United Guaranty Ins.)                                                -                  -                  -
  Backup for Pool Insurance (Fin. Sec. Assur.)                                         -                  -                  -
  Special Hazard Insurance (Comm. and Ind.)                                            -                  -             912.91
  Bond Manager Fee (Capstead)                                                     421.78           1,048.97             508.60
  Excess Compensating Interest (Capstead)                                             -                   -           2,243.57
  Administrative Fee (Capstead)                                                 1,195.10           2,972.19               0.08
  Administrative Fee (Other)                                                           -                  -                  -
  Excess-Fees                                                                          -                  -                  -
  Special Hazard Insurance (Aetna Casualty)                                            -                  -                  -
  Other                                                                                -                  -               0.01
                                                                        ----------------   ----------------   ----------------
                                             Total Fees                         9,405.76          23,392.14          12,804.77
                                                                        ----------------   ----------------   ----------------
 Servicing Fee                                                                  9,422.46          21,895.81           9,910.69
 Interest on Accelerated Prepayments                                                   -                  -                  -
                                                                        ----------------   ----------------   ----------------
                            Total Interest Distribution                 $     206,240.03   $     542,503.61   $     191,401.60
                                                                        ================   ================   ================
LOAN COUNT                                                                           155                294                108
Weighted Average Pass-Through Rate                                              6.665021           7.110056           7.158562


DEAL REFERENCE                                                                93-2G
                                                                         ---------------
BEGINNING SECURITY BALANCE                                              $ 120,828,550.60
  Loans Repurchased                                                                    -
  Scheduled Principal Distribution                                            170,399.60
  Additional Principal Distribution                                           106,920.08
  Liquidations Distribution                                                 3,569,608.16
  Accelerated Prepayments                                                              -
  Adjustments (Cash)                                                                   -
  Adjustments (Non-Cash)                                                               -
  Losses/Foreclosures                                                                  -
  Special Hazard Account                                                               -
                                                                        ----------------
                                Ending Security Balance                 $ 116,981,622.76
                                                                        ================

INTEREST DISTRIBUTION:

Due Certificate Holders                                                 $     709,554.39
Compensating Interest                                                          11,244.46

  Trustee Fee (Tx. Com. Bk.)                                                    1,359.32
  Pool Insurance Premium (PMI Mtg. Ins.)                                               -
  Pool Insurance (GE Mort. Ins.)                                                       -
  Pool Insurance (United Guaranty Ins.)                                                -
  Backup for Pool Insurance (Fin. Sec. Assur.)                                         -
  Special Hazard Insurance (Comm. and Ind.)                                            -
  Bond Manager Fee (Capstead)                                                   1,510.36
  Excess Compensating Interest (Capstead)                                              -
  Administrative Fee (Capstead)                                                 5,034.67
  Administrative Fee (Other)                                                           -
  Excess-Fees                                                                          -
  Special Hazard Insurance (Aetna Casualty)                                            -
  Other                                                                                -
                                                                        ----------------
                                             Total Fees                         7,904.35
                                                                        ----------------
 Servicing Fee                                                                 29,837.79
 Interest on Accelerated Prepayments                                                   -
                                                                        ----------------
                            Total Interest Distribution                 $     758,540.99
                                                                        ================
LOAN COUNT                                                                           444
Weighted Average Pass-Through Rate                                              7.158562

                                                                   EXHIBIT 28.1


CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  30-JUN-99
MASTER SERVICING DIVISION

DEAL REFERENCE                                                       93-2H.1            93-2H.2              93-2I
                                                                 ---------------    ---------------     ---------------
BEGINNING SECURITY BALANCE                                       $  23,096,386.94   $  16,017,822.93    $  17,499,421.05
  Loans Repurchased                                                             -                  -                  -
  Scheduled Principal Distribution                                      29,869.91          21,297.24           22,026.71
  Additional Principal Distribution                                      6,252.42           9,009.76            2,691.89
  Liquidations Distribution                                          1,117,082.53         515,644.38          395,735.90
  Accelerated Prepayments                                                       -                  -                   -
  Adjustments (Cash)                                                            -                  -               18.52
  Adjustments (Non-Cash)                                                        -                  -                   -
  Losses/Foreclosures                                                           -                  -                   -
  Special Hazard Account                                                        -                  -                   -
                                                                 ----------------   ----------------    ----------------
                                Ending Security Balance          $  21,943,182.08   $  15,471,871.55    $  17,078,948.03
                                                                 ================   ================    ================

INTEREST DISTRIBUTION:

Due Certificate Holders                                          $     129,043.27   $      95,205.89    $     101,947.26
Compensating Interest                                                           -                  -                   -

  Trustee Fee (Tx. Com. Bk.)                                               288.70             200.24              218.74
  Pool Insurance Premium (PMI Mtg. Ins.)                                        -                  -                   -
  Pool Insurance (GE Mort. Ins.)                                         6,790.34           4,597.16            4,975.63
  Pool Insurance (United Guaranty Ins.)                                         -                  -                   -
  Backup for Pool Insurance (Fin. Sec. Assur.)                                  -                  -                   -
  Special Hazard Insurance (Comm. and Ind.)                                     -                  -                   -
  Bond Manager Fee (Capstead)                                                                 651.90              923.65
  Excess Compensating Interest (Capstead)                                1,841.18              --                 525.60
  Administrative Fee (Capstead)                                            962.40             129.12               78.72
  Administrative Fee (Other)                                                    -                  -                   -
  Excess-Fees                                                                   -                  -                   -
  Special Hazard Insurance (Aetna Casualty)                                598.58             479.20              523.55
  Other                                                                         -              (0.01)                  -
                                                                 ----------------   ----------------    ----------------
                                             Total Fees                 10,481.20           6,057.61            7,245.89
                                                                 ----------------   ----------------    ----------------
 Servicing Fee
 Interest on Accelerated Prepayments                                     7,217.62           5,005.56            5,468.58
                                                                                -                  -                   -
                                                                  ---------------   ----------------    ----------------
                            Total Interest Distribution           $    146,742.09   $     106,269.06    $     114,661.73
                                                                  ===============   ================    ================
LOAN COUNT                                                                     91                 51                  72
Weighted Average Pass-Through Rate                                       6.704595           7.181334            7.090281


DEAL REFERENCE                                                                93-2I.1
                                                                          ---------------
BEGINNING SECURITY BALANCE                                                $  15,475,555.81
  Loans Repurchased                                                                      -
  Scheduled Principal Distribution                                               19,877.43
  Additional Principal Distribution                                                 391.45
  Liquidations Distribution                                                     958,214.17
  Accelerated Prepayments                                                                -
  Adjustments (Cash)                                                                     -
  Adjustments (Non-Cash)                                                                 -
  Losses/Foreclosures                                                                    -
  Special Hazard Account                                                                 -
                                                                          ----------------
                                Ending Security Balance                   $  14,497,072.76
                                                                          ================

INTEREST DISTRIBUTION:

Due Certificate Holders                                                   $      88,825.74
Compensating Interest                                                                    -

  Trustee Fee (Tx. Com. Bk.)                                                        193.45
  Pool Insurance Premium (PMI Mtg. Ins.)                                                 -
  Pool Insurance (GE Mort. Ins.)                                                  4,549.82
  Pool Insurance (United Guaranty Ins.)                                                  -
  Backup for Pool Insurance (Fin. Sec. Assur.)                                           -
  Special Hazard Insurance (Comm. and Ind.)                                              -
  Bond Manager Fee (Capstead)                                                            -
  Excess Compensating Interest (Capstead)                                         1,892.51
  Administrative Fee (Capstead)                                                     644.81
  Administrative Fee (Other)                                                             -
  Excess-Fees                                                                            -
  Special Hazard Insurance (Aetna Casualty)                                         401.08
  Other                                                                                  -
                                                                          ----------------
                                             Total Fees                           7,681.67
                                                                          ----------------
 Servicing Fee
 Interest on Accelerated Prepayments                                              4,836.07
                                                                                         -
                                                                          ----------------
                            Total Interest Distribution                   $     101,343.48
                                                                          ================
LOAN COUNT                                                                              63
Weighted Average Pass-Through Rate                                                6.887694

                                                                   EXHIBIT 28.1


CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  30-JUN-99
MASTER SERVICING DIVISION

DEAL REFERENCE                                                          93-2I.2           1995-A               1996-A
                                                                    ---------------   ---------------    ---------------
BEGINNING SECURITY BALANCE                                         $  22,443,894.88   $  37,015,350.35    $  30,994,209.74
  Loans Repurchased                                                               -                  -                   -
  Scheduled Principal Distribution                                        26,908.60          42,449.36           40,539.06
  Additional Principal Distribution                                        2,202.20           2,839.02           13,786.49
  Liquidations Distribution                                              676,738.33         318,821.59        1,883,872.52
  Accelerated Prepayments                                                         -                  -                   -
  Adjustments (Cash)                                                              -                  -                   -
  Adjustments (Non-Cash)                                                          -                  -                   -
  Losses/Foreclosures                                                             -                  -                   -
  Special Hazard Account                                                          -                  -                   -
                                                                   ----------------   ----------------    ----------------
                                Ending Security Balance            $  21,738,045.75   $  36,651,240.38    $  29,056,011.67
                                                                   ================   ================    ================

INTEREST DISTRIBUTION:

Due Certificate Holders                                            $     131,038.61   $     213,929.33    $     167,548.54
Compensating Interest                                                             -                  -                   -

  Trustee Fee (Tx. Com. Bk.)                                                 280.54             308.47              387.43
  Pool Insurance Premium (PMI Mtg. Ins.)                                   6,476.94                  -                   -
  Pool Insurance (GE Mort. Ins.)                                                  -          13,880.76            8,926.33
  Pool Insurance (United Guaranty Ins.)                                           -                  -                   -
  Backup for Pool Insurance (Fin. Sec. Assur.)                             1,181.07                  -                   -
  Special Hazard Insurance (Comm. and Ind.)                                       -                  -                   -
  Bond Manager Fee (Capstead)                                                     -                  -                   -
  Excess Compensating Interest (Capstead)                                    896.26             942.84            4,941.20
  Administrative Fee (Capstead)                                              935.14             937.23            1,291.44
  Administrative Fee (Other)                                                      -                  -                   -
  Excess-Fees                                                                     -                  -                   -
  Special Hazard Insurance (Aetna Casualty)                                  671.45             848.27              710.29
  Other                                                                           -                  -                   -
                                                                   ----------------   ----------------    ----------------
                                             Total Fees                   10,441.40          16,917.57           16,256.69
                                                                   ----------------   ----------------    ----------------
 Servicing Fee
 Interest on Accelerated Prepayments                                       7,013.72          11,567.24            8,608.91

                                                                   ----------------   ----------------    ----------------
                            Total Interest Distribution            $     148,493.73   $     242,414.14    $     192,414.14
                                                                   ================   ================    ================
LOAN COUNT                                                                       93                173                 114
Weighted Average Pass-Through Rate                                         7.006196           6.935371            6.486962


DEAL REFERENCE                                                          1996-B
                                                                   ---------------
BEGINNING SECURITY BALANCE                                         $  59,091,206.55
  Loans Repurchased                                                               -
  Scheduled Principal Distribution                                        74,227.41
  Additional Principal Distribution                                       10,712.31
  Liquidations Distribution                                            1,872,783.54
  Accelerated Prepayments                                                         -
  Adjustments (Cash)                                                              -
  Adjustments (Non-Cash)                                                          -
  Losses/Foreclosures                                                             -
  Special Hazard Account                                                          -
                                                                   ----------------
                                Ending Security Balance            $  57,133,483.29
                                                                   ================

INTEREST DISTRIBUTION:

Due Certificate Holders                                            $     330,104.89
Compensating Interest                                                             -

  Trustee Fee (Tx. Com. Bk.)                                                 738.64
  Pool Insurance Premium (PMI Mtg. Ins.)                                  15,969.40
  Pool Insurance (GE Mort. Ins.)                                                  -
  Pool Insurance (United Guaranty Ins.)                                           -
  Backup for Pool Insurance (Fin. Sec. Assur.)                             1,520.60
  Special Hazard Insurance (Comm. and Ind.)                                       -
  Bond Manager Fee (Capstead)                                                     -
  Excess Compensating Interest (Capstead)                                  4,187.60
  Administrative Fee (Capstead)                                            2,462.22
  Administrative Fee (Other)                                                      -
  Excess-Fees                                                                     -
  Special Hazard Insurance (Aetna Casualty)                                1,708.72
  Other                                                                           -
                                                                   ----------------
                                             Total Fees                   26,587.18
                                                                   ----------------
 Servicing Fee
 Interest on Accelerated Prepayments                                      17,291.19

                                                                   ----------------
                            Total Interest Distribution            $     373,983.26
                                                                   ================
LOAN COUNT                                                                      208
Weighted Average Pass-Through Rate                                         6.703635

                                                                   EXHIBIT 28.1


CAPSTEAD MORTGAGE CORPORATION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  30-JUN-99
MASTER SERVICING DIVISION

DEAL REFERENCE                                                         1996-C.1            1996-C.2             1996-C.3
                                                                    ---------------    ---------------      --------------
BEGINNING SECURITY BALANCE                                         $ 11,159,056.46     $  21,409,123.45    $  21,856,137.66
  Loans Repurchased                                                              -                    -                   -
  Scheduled Principal Distribution                                       12,318.35            26,783.46           23,286.80
  Additional Principal Distribution                                         575.79            16,693.71            1,962.10
  Liquidations Distribution                                             894,091.99           933,748.28          651,031.54
  Accelerated Prepayments                                                        -                    -                   -
  Adjustments (Cash)                                                             -                    -                   -
  Adjustments (Non-Cash)                                                         -                    -                   -
  Losses/Foreclosures                                                            -                    -                   -
  Special Hazard Account                                                         -                    -                   -
                                                                   ---------------     ----------------    ----------------
                                Ending Security Balance            $ 10,252,070.33     $  20,431,898.00    $  21,179,857.22
                                                                   ===============     ================    ================

INTEREST DISTRIBUTION:

Due Certificate Holders                                            $     64,045.26     $     125,343.06    $     122,031.76
Compensating Interest                                                            -               290.82                   -

  Trustee Fee (Tx. Com. Bk.)                                                139.49               178.41              182.14
  Pool Insurance Premium (PMI Mtg. Ins.)                                         -                    -                   -
  Pool Insurance (GE Mort. Ins.)                                          3,213.81                    -                   -
  Pool Insurance (United Guaranty Ins.)                                          -                    -            8,141.42
  Backup for Pool Insurance (Fin. Sec. Assur.)                                   -                    -                   -
  Special Hazard Insurance (Comm. and Ind.)                                      -                    -                   -
  Bond Manager Fee (Capstead)                                                    -                    -            4,271.24
  Excess Compensating Interest (Capstead)                                 1,687.08             1,253.47            1,758.59
  Administrative Fee (Capstead)                                             557.98               446.07              872.54
  Administrative Fee (Other)                                                     -                    -                   -
  Excess-Fees                                                                    -                    -                   -
  Special Hazard Insurance (Aetna Casualty)                                 255.73                    -              632.00
  Other                                                                          -                    -                   -
                                                                   ---------------     ----------------     ---------------
                                             Total Fees                   5,854.09             1,877.95           15,857.93
                                                                   ---------------     ----------------     ---------------
 Servicing Fee                                                            3,487.17             4,991.90            6,830.07
 Interest on Accelerated Prepayments                                             -                    -                   -

                                                                   ---------------     ----------------     ---------------
                            Total Interest Distribution            $     73,386.52     $     132,503.73     $    144,719.76
                                                                   ===============     ================     ================
LOAN COUNT                                                                      50                   96                  96
Weighted Average Pass-Through Rate                                        6.887169             7.041888            6.934601